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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                   0-16421                      52-1518642
    (State or other             (Commission                   (IRS Employer
    jurisdiction of             File Number)                 Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.04.   TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
             ----------------------------------------------------------------
             OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
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         Pursuant to the Indenture dated as of February 29, 2000 (the
"Indenture"), between Provident Bankshares Corporation (the "Company") and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company ("Deutsche Bank"), as trustee, on February 28, 2005, the Company gave notice to Deutsche Bank of its intention to redeem on March 31, 2005 all $30,927,850 aggregate principal amount of the 10% junior subordinated debentures due 2030 (the "Debentures") issued to Provident Trust II under the Indenture. The redemption price consists of the $30,927,850 aggregate principal amount plus aggregate unpaid interest of $750,000. The form of Indenture is incorporated herein by reference to exhibit 4.1 to the Company's Registration Statement on Form S-3 (File No. 333-30678) filed with the Securities and Exchange Commission on February 18, 2000.

         As a result of the redemption of the Debentures, and pursuant to the Amended and Restated Trust Agreement, dated as of February 29, 2000, between the Company, Deutsche Bank and Deutsche Bank Trust Company Delaware, formerly Bankers Trust Delaware, Deutsche Bank notified the holders of Trust Preferred Securities issued by Provident Trust II that the Trust Preferred Securities will be redeemed on March 31, 2005. Following the redemption, the Company's capital ratios will continue to comply with all applicable regulatory capital requirements and Provident Bank's capital ratios will continue to be considered "well capitalized" for regulatory purposes. On February 28, 2005, the Company issued a press release announcing the redemption of the Trust Preferred Securities issued by Provident Trust II. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01.   REGULATION FD DISCLOSURE
             ------------------------

         On February 28, 2005, the Company issued a press release announcing the redemption of the Trust Preferred Securities issued by Provident Trust II. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (c)    Exhibits

      4.1 Form of Indenture of Provident Bankshares Corporation (Incorporated by reference to the Company's Registration Statement on Form S-3 (File No. 333-30678) filed with the Securities and Exchange Commission on February 18, 2000)

      99.1   Press Release dated February 28, 2005








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION


                                       By: /s/ Kevin G. Byrnes
                                           -------------------------------------
                                           Kevin G. Byrnes
                                           President and Chief Operating Officer

Date: February 28, 2005